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                                                 Exhibit 10.18(b)

                   FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT (this "First Amendment") dated as of October 30, 2001 is made and entered into by and between GREATER BAY BANCORP, a California corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Bank").

                                    RECITALS:
                                    --------

       A. Borrower and Bank are parties to that certain Line of Credit Agreement dated as of November 1, 2000 (the "Agreement").

       B. Borrower and Bank desire to amend the Agreement to reflect the extension of the credit from October 30, 2001 to January 28, 2002 and to execute Replacement Note. Bank is willing to agree to so amend the Agreement, subject, however, to the terms and conditions of this First Amendment.

                                   AGREEMENT:
                                   ---------

       In consideration of the above recitals and of the mutual covenants and conditions contained herein, Borrower and Bank agree as follows:

1.     Defined  Terms.  Initially  capitalized  terms used herein which are not
       --------------
otherwise  defined  shall have the  meanings  assigned thereto in the Agreement.

2.     Amendments to the Agreement.
       ---------------------------
       Section 1.1 of the Agreement is hereby amended so as to delete reference to "October 30, 2001" as the Maturity Date and substitute "January 28, 2002" in its place and stead. All references to "Maturity Date" in the Agreement shall refer to " January 28, 2002" in the place and stead of " October 30, 2001".

3.     Effectiveness  of this First  Amendment.  This First Amendment shall
       ---------------------------------------
become effective as of the date hereof when, and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

       (a)    A counterpart of this First Amendment, duly executed by Borrower;

       (b) A replacement Note (Base Rate), in the principal amount of Twenty-Five Million Dollars ($25,000,000.00), duly executed by Borrower;

       (c) An Authorization to Disburse, on Bank's standard form therefor, duly executed by Borrower, authorizing Bank to disburse the proceeds of the loans as provided for in the Agreement;

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       (d) An Authorization to Obtain Credit, Grant Security, Guarantee or
Subordinate, on Bank's standard form therefor, duly executed by Borrower;

       (e) Such other documents, instruments or agreements as Bank may reasonably deem necessary in order to effect fully this First Amendment.

4.     Ratification.
       ------------

       (a) Except as specifically amended hereinabove, the Agreement shall remain in full force and effect and is hereby ratified and confirmed; and

       (b) Upon the effectiveness of this First Amendment, (i) each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this First Amendment, and (ii) each reference in the Agreement to the "Note" or words of like import referring to the Note shall mean and be a reference to the replacement Note (Base Rate) issued pursuant to this First Amendment.

5.     Representations and Warranties.  Borrower represents and warrants as
       ------------------------------
       follows:

       (a) Each of the representations and warranties contained in Article 3 of the Agreement, as amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

       (b) The execution, delivery and performance of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary approvals, if any, and do not contravene any law or any contractual restriction binding on Borrower;

       (c) This First Amendment is, and the replacement Note (Base Rate) when delivered for value received, will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms; and

       (d) Except as described hereinabove, no event has occurred and is continuing or would result from this First Amendment which constitutes an Event of Default under the Note, or would constitute an Event of Default under the Note but for the requirement that notice be given or time elapse or both.

6.     Governing  Law. This First  Amendment  shall be deemed a contract  under
       --------------
and subject to, and shall be construed for all purposes and in accordance with, the laws of the State of California.

7.     Counterparts.  This First Amendment may be executed in two or more
       ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date and year first above written.

"Borrower"

GREATER BAY BANCORP, a California corporation


By: /s/ Kamran Husain
    -----------------

Title: Senior Vice President

By:
   -----------------------------

Title:
      --------------------------

"Bank"

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Dennis Cattell
    ------------------

Title: Vice President

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